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                        Aquila Gas Pipeline Corporation


                              File Number 1-12426


                                  Exhibit 21.1




                         Subsidiaries of the Registrant





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                                                                    Exhibit 21.1



                         Subsidiaries of the Registrant


Direct Subsidiaries of Aquila Gas Pipeline Corporation:
  Aquila Tristar Corporation, a Delaware corporation
  Aquila Southwest Energy Corporation, a Delaware corporation Aquila Katy Pipeline Corporation, a Delaware corporation Aquila Gas Processing Corporation, a Delaware corporation Aquila Southeast Pipeline Corporation, a Delaware corporation Aquila Gas Systems Corporation, a Delaware corporation
  AQP Newco Corporation, a Delaware corporation
  AQP Acquisitions L.L.C., a Delaware limited liability company


Direct and Indirect Subsidiaries of Aquila Tristar Corporation:
  Tristar Gas Investments Corporation, a Texas corporation
  Tristar Gas Company L.P., a Texas limited partnership
  Tristar Gas Marketing Company, a 50% owned Texas general partnership
  Tristar Gas Marketing LTD, a Texas limited partnership
  Warwink Gathering and Treating Company, a 35% owned Texas joint venture
  South Texas Gas Gathering and Treating System, a 50% owned Texas joint venture Dorado Joint Venture, a 40% owned Texas joint venture
  Nustar Joint Venture, a 5% owned Texas joint venture


Direct and Indirect Subsidiaries of Aquila Southwest Energy Corporation:
  Aquila Southwest Pipeline Corporation, a Delaware corporation
  Aquila Southwest Marketing Corporation, a Delaware corporation
  Brooks-Hidalgo Pipeline System, a 22% owned Texas joint venture
  Brooks-Hidalgo Marketing Services, a 50% owned Texas joint venture Fayette County Gathering System, a 50% owned Texas joint venture


Direct Subsidiary of Aquila Gas Systems Corporation:
  Aquila Gas Systems Marketing Corporation, a Delaware corporation


Direct Subsidiary of AQP Newco Corporation and AQP Acquisitions L.L.C.:
  AQP Holdings L.P., a Delaware limited partnership